UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 13, 2005

LIBERTY GLOBAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51360	20-2197030
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4643 South Ulster Street, Suite 1300 Denver, CO 80237

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (303) 220-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On September 13, 2005, at approximately 8:00 p.m. Eastern Time, the Company's President and Chief Executive Officer, Michael T. Fries, and the Company's Senior Vice President, Investor Relations and Corporate Communications, Frederick G. Westerman III, will speak at Merrill Lynch's Media and Entertainment Conference. As part of this presentation, the Company is reaffirming its financial and operating guidance for the full fiscal year, which it previously issued during its August 11, 2005 second quarter earnings conference call.

A live webcast of the presentation, including the PowerPoint slides that the Company will present at the conference, will be available at the Company's website at www.lgi.com.

Note: The information in this report is furnished pursuant to Item 7.01 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: September 13, 2005	LIBERTY GLOBAL, INC By: /s/ Leonard P. Stegman
Leonard P. Stegman
Vice President

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